INVENTORY
                           LOAN AND SECURITY AGREEMENT
                                                     Date ----------------, 19--

Agreement between ----------------------------- (hereinafter called the debtor), whose address is ---------------------------------------------------------------
and ------------------------------------ (hereinafter called the secured party), whose address is --------------------------------------------------------------;

Section I.  Debtor's Place of Business.

The chief place of business of debtor is ---------------------------------------
and, if other than at the above address, the place where debtor keeps his records concerning accounts receivable is --------------------------------------
-------------------------------------------------------------------------------.
Neither the said place nor the collateral shall be removed from Oregon without the written consent of the secured party.

Section 2.  Loan Agreement.

         2.1 Amount of Loan. The secured party from time to time will lend the debtor at debtor's request, such sums as the secured partly in his discretion believes are adequately secured by this agreement.

         2.2 Borrowing Percentage. The aggregate amount of the loans shall not exceed -----% of the net value of the qualified inventory as hereinafter defined, plus 100% of the collected balance in debtor's cash collateral account. Should the aggregate amount of said loans at any time exceed said percentage, the entire loan, including the excess, is secured hereby.

         2.3 Debtor's Notes. All loans shall be evidenced by debtor's promissory note or notes payable either on demand or on such maturity as the secured party may fix; all notes shall bear interest at such rates and interest shall be payable at such intervals as the parties hereto shall agree upon at the time each loan is made.

         2.4 Other Charges. In addition to the principal and interest of the notes the debtor shall pay to the secured party upon his demand, all expenses incurred by the secured party to audit and service debtor's account and to preserve, collect, protect his interest in or realize on the collateral, including counsel fees and legal expenses, taxes and insurance premiums. All such expenses shall be part of the obligation secured by the collateral and shall bear interest at -----% per annum from the date advanced by the secured party until paid.

         2.5  Terms of Payment.

         (a) Deposit of Proceeds in Cash Collateral Account. Debtor, forthwith upon receipt of all checks, drafts, cash and other remittances (herein called proceeds) in part or full payment for any of the collateral, will deposit the proceeds in a cash collateral account maintained with the ----------------------- Branch of The ------------------------------------------------
                  --------------------------------- Bank, over which the secured


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                  party  alone  shall have  power of  withdrawal.  Pending  such deposit the debtor shall not commingle any proceeds with any other funds or property of the debtor, but shall hold the proceeds separate and apart therefrom and upon an express trust for the secured party until deposited in the cash collateral account. Credit for proceeds deposited in the cash collateral account shall be conditional upon final payment of the deposited item. Once each week the secured party will apply the whole or any part of the collected funds on deposit in the cash collateral account against the principal or interest of the notes and the other charges specified in
                  Section 2.4, the order and method of such application to be in the discretion of the secured party. Any part of the cash collateral account which the secured party elects not to so apply may be paid over by the secured party to the debtor.

         (b) Alternative Method of Payment. The secured party, by written notice to the debtor (subject to revocation at any time), in lieu of requiring deposit of proceeds in the cash collateral account, may permit debtor to make payments weekly or at other intervals, of an amount equal to ------% of the proceeds of the collateral received by debtor during the interval.

         (c) Goods Represented by Documents. If the collateral is represented or covered by documents of title, whether or not negotiable, in the possession of the secured party, the secured party, upon payment of the amount secured thereby, may release all or part of the documents or goods to the debtor.

         2.6 Statement of Account and Additional Collateral. Once each month the secured party may render a statement of account to the debtor showing the current status of the loans, service charges and the cash collateral account. If the statement or any interim statement indicates the loans outstanding exceed the borrowing percentage, the debtor either shall furnish additional collateral or pay the difference in cash.

Section 3.  Collateral.

         To secure the payment and performance of all obligations of the debtor set forth on this agreement, the note or notes and any other obligations of the debtor to the secured party, the debtor grants to the secured party a security interest in the following collateral:

         3.1 Inventory. All inventory now owned or hereafter acquired by the debtor.

         3.2 Accounts Receivable. All accounts of the debtor now existing or hereafter arising, which are proceeds of the inventory.

         3.3 Contract Rights. All contract rights of the debtor now existing or hereafter arising, relating to the inventory.

         3.4 Proceeds and Products. Proceeds and products of all the above.


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Section 4.  Qualified Inventory.

         4.1 Definition. Qualified inventory must be readily marketable and meet all of the following specifications on the date of the loan and while any note or notes are outstanding:

         (a) No Encumbrances. All the goods are owned by the debtor free from any lien, security interest or other encumbrance of any person.


         (b) Other Financing. No financing statement covering any of the inventory or its proceeds or the debtor's accounts is on file in any public office and the secured party has not received any notice of any proposed acquisition of an inventory security interest from any person.

         (c) Documents. If any of the goods is represented or covered by documents of title, instruments or chattel paper, the debtor is the owner of the documents, instruments and paper and none of it has been sold or transferred nor has any security interest in any of it been granted to any person.

         4.2 Net Value. The net value of the qualified inventory shall be determined at cost or market, whichever is lower, exclusive of any transportation, processing or handling charges. The determination of "net value" shall be made by the secured party. The debtor shall notify the secured party immediately of any event causing a loss to or depreciation in value of the inventory and the amount of such loss or depreciation.

Section 5.  Authority to Sell or Process Collateral.

         So long as debtor is not in default on the note or notes or in breach of any of the terms of this agreement, the debtor shall have the right to sell or process the inventory in the regular course of debtor's business.

Section 6.  Other Agreements of Debtor.

         6.1 Certificates and Statements of Inventory Position. At the time of each loan and at such intervals and in such form as the secured party may request, but at least monthly, the debtor shall submit to the secured party a certified statement of debtor's inventory position showing inventory on hand, inventory represented or covered by warehouse receipts or bills of lading, qualified inventory on hand, inventory in possession of bailees, including the names and addresses of such bailees, and a statement of debtor's current accounts.

         6.2 Endorsements. If any process to debtor shall include or any of the accounts shall be evidenced by, notes, trade acceptances or instruments or documents, or if any inventory is covered by documents of title or chattel paper, whether or not negotiable, debtor, if requested by the secured party, immediately shall deliver them to the secured party, appropriately endorsed. Regardless of the form of the endorsement, the debtor waives protest. If debtor fails to endorse any instrument or document, the secured party is authorized to endorse it on debtor's behalf.


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* ORS  79.1090(4)  "Goods are . . . `inventory' if they are held by a person who holds them for sale or lease or to be furnished under contracts of service or if he has so furnished them, or if they are raw materials, work in process or materials used or consumed in a business. Inventory of a person is not to be classified as his equipment."

---------

If any loan above mentioned is a consumer loan as defined by the Truth-in-Lending Act and Regulation Z, disclosures are required to be made by the secured party to the debtor prior to consummation of that loan; for this purpose use Stevens-Ness Form No. 1320, or equivalent. If compliance with Act not required, disregard this notice.

S-N Form No. 1206--UCC Series (SN)
Security Agreement--Inventory
Stevens-Ness Law Publishing Co.
Portland, Oregon 97204



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                                                      S-N Form No. 1206 - Page 2
Section 6. (continued)

         6.3 Maintenance of Records. The debtor at all times shall keep accurate and complete records of the collateral and its status.

         6.4 Right of Secured Party to Inspect. The secured party and any of his agents shall have the right to call at the debtor's place or places of business or any other place where the collateral may be located, at intervals to be determined by the secured party, to inspect the collateral and inspect, audit and copy any books and records of the debtor relating to the collateral or other transactions with the secured party.

         6.5 Reports. The debtor, if requested by the secured party, shall submit to the secured party

         (a) Periodical Certified Statement. Within forty-five days after the end of each calendar quarter of each fiscal year of the debtor, his financial statement as of the close of such quarter, certified by an authorized person; within ninety days after the end of each fiscal year, his financial statements as of the close of the year, certified by independent accountants and from time to time, such additional information and reports regarding his financial status as the secured party may require.

         (b) Reconciliation Report. At least once in each thirty-day period, a report in form satisfactory to the secured party showing the sales from, additions to, changes in value of, payment for and adjustments to inventory made since the preceding reconciliation report, together with such other information as the secured party may require.

         6.6 Financing Statements. At the request of the secured party, debtor shall join with the secured party in executing one or more financing statements pursuant to the Uniform Commercial Code in form satisfactory to the secured party, and will pay for filing the statement in the proper public office or offices.

         6.7 Other Borrowing. Without the written consent of the secured party, the debtor will not engage in any other inventory or accounts receivable financing or create any indebtedness for money borrowed except loans made hereunder.

         6.8 Further documentation. Debtor, at any time upon request of the secured party, will do, make, execute and deliver all such additional and further acts, instruments or papers as the secured party may require to assure the secured party of the latter's rights hereunder and to the collateral and its proceeds. If debtor is a corporation, it will promptly furnish the secured party with certified copies of resolutions of its board of directors authorizing the execution and delivery of this contract.

         6.9 Insurance. Debtor will keep the inventory fully insured against loss or damage by fire, theft (and collision, if applicable) and such other hazards as secured party from time to time requires, with such deductible provisions, upon such terms, including loss payable and other endorsements, and in such company or companies as the secured party may approve; debtor immediately will deliver all policies to the secured party, to be retained by the latter in pledge to secure debtor's obligations hereunder, with irrevocable authority to submit any proofs, to adjust any loss, receive and receipt for any sum payable, surrender any policy, discharge and release any insurer, endorse in debtor's name any loss or refund check or draft and, in general, exercise in the name of the debtor or otherwise, any and all rights of the debtor in respect thereto or in respect to the proceeds thereof. All proceeds of insurance shall be deposited in debtor's cash collateral account.

         6.10 Taxes. Debtor shall pay, when due, all taxes and assessments on or relating to the collateral or its use or on the proceeds.

         6.11 Notification of Account Debtor or Bailee. With respect to proceeds in the form of accounts, at any time prior to or after default by the debtor, the secured party may notify the account debtor on any of the collateral to make payment directly to the secured party. The debtor, if the secured party so requires, shall notify the account debtors of the secured party's security interest in their accounts. Until such time as the secured party by written notice to the debtor elects to exercise said right of notification, the debtor is authorized as agent of the secured party, to collect and enforce the accounts. At any time in the discretion of the secured party, the latter may notify the bailee of any inventory of secured party's security interest therein.

         6.12 Truth-in-Lending Act. When making consumer sales of inventory, debtor agrees to comply with Regulation Z by making the required disclosures and, upon request, will furnish secured party with satisfactory evidence of such compliance.

Section 7.  Default.

         The debtor shall be in default under this agreement upon the occurrence of any of the following events:

         7.1 Nonpayment of Principal and Interest. Failure to pay when due the principal of or interest on any note.

         7.2 Breach of Debtor's Agreement. Failure by debtor to keep, observe or perform any provision of this agreement or any other agreement between debtor and the secured party.

         7.3 Misrepresentation. The discovery of any misrepresentation, breach of warranty or material falsity of any certificate, schedule or statement made or furnished by debtor to the secured party, whether or not in connection with this agreement.

         7.4 Impairment. Change in the condition or affairs, financial or otherwise, of the debtor or of any endorser, guarantor or surety for the liability of debtor to the secured party which in the opinion of the secured party impairs or decreases secured party's security.

         7.5 Loss or destruction of or substantial damage to any of the collateral.

         7.6  Insolvency.   Termination  of  business  or  commencement  of  any
insolvency proceedings by or against debtor or if debtor becomes insolvent, or if debtor dies, or, if debtor is a partnership, the death of any partner.

         7.7 The secured party deems or has reasonable cause to deem himself insecure.

Section 8.  Remedies of Secured Party on Default.

         Upon the occurrence of any event of default, the secured party may at his option and without prior notice declare all notes and other obligations of the debtor secured by this agreement immediately due and payable and shall have and may exercise each and all of the rights and remedies granted to him by the said notes, this agreement and the Uniform Commercial Code of Oregon. All remedies of the secured party shall be cumulative. The secured party may require the debtor to assemble the collateral and make it available to the secured party at a place to be designated by the latter which is reasonably convenient to both parties.

Section 9.  General.

         9.1 Waivers. The debtor waives demand, presentment, notice of dishonor and protest of any instrument either of debtor or others which may be included in the collateral or in the obligations secured hereby.

         9.2  Consents.  The debtor consents and agrees

         (a) To any extension, postponement of time of payment, indulgence and to any substitution, exchange or release of collateral;

         (b) to the addition or release of any party or person primarily or secondarily liable, or acceptance of partial payments on any accounts or instruments and the settlement, compromising or adjustment thereof;

         (c) If there be more than one debtor or a guarantor or co-maker of any note secured by this agreement, the obligation of each and all shall be primary and joint and several;

         (d) Each note which this agreement secures is a separate instrument and may be negotiated, extended or renewed by the secured party without releasing the debtor, the collateral or any guarantor or co-maker.

         (e) Should the secured party transfer his interest in said collateral, debtor will not assert as a defense, counter-claim, set-off or otherwise against secured party's assignee any claim, known or unknown, which debtor now has or claims to have or hereafter acquires against the secured party and further, in such event, each right herein given to the secured party shall accrue to and may be exercised by said assignee.


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         9.3 Duties with Respect to Collateral.  The secured party shall have no duty

         (a)      To collect the collateral or any proceeds;

         (b)      To preserve rights of debtor or others against prior parties;

         (c) To realize on the collateral in any particular manner or seek reimbursement from any particular source;

         (d)      To preserve, protect, insure or care for the inventory.

         9.4 Non-waiver By Secured Party. Secured party shall not be deemed to have waived any of his rights under this or any other agreement or instrument signed by the debtor unless the waiver is in writing signed by the secured party. No delay in exercising secured party's rights shall be a waiver nor shall a waiver on one occasion operate as a waiver of such right on a future occasion.

         9.5 Notices. Each demand, notice or other communication shall be served or given by mail addressed to the party at his address set forth herein or as changed by written notice to the other party, or by personal service upon the party or proper officer. Reasonable notice, when notice is required, shall be deemed to be five days from date of mailing.

         9.6 Law Governing. All the terms herein and the rights, duties and remedies of the parties shall be governed by the laws of Oregon.

         9.7 In construing this agreement, the singular includes the plural and the masculine pronoun includes the feminine and the neuter.

         9.8 This contract shall bind and inure to the benefit of, as the circumstances may require, not only the immediate parties hereto but their respective heirs, executors, administrators, successors in interest and assigns.

Section 10.  Special Terms and Conditions.



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EXECUTED in duplicate.

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                               (Individual Debtor)

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                        (Partnership or Corporate Debtor)

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                           (Individual Secured Party)

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                    (Partnership or Corporate Secured Party)

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